EXHIBIT 10.16
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                                    AGREEMENT


     This Agreement (the "Agreement") is dated as of January 25, 2006 by and among Intraop Medical Corporation, a Nevada corporation (the "Company") and the Purchasers named below (each, a "Purchaser" and together, the "Purchasers").

     WHEREAS, the Company and the Purchasers entered into a Registration Rights Agreement dated as of August 31, 2005 (the "Rights Agreement").

     WHEREAS, the Company and the Purchasers are entering into an Amendment to the Rights Agreement dated as of January 25, 2006 (the "Amendment").

     WHEREAS, the Company and the Purchasers have agreed to enter into this Agreement as a condition to entering into the Amendment.

     NOW, THEREFORE, BE IT RESOLVED, for good and valuable consideration and intending to be legally bound, the parties hereto agree as follows:

     1. Issuance of Shares. In consideration of the Purchasers agreeing to enter into the Amendment, the Company shall issue an aggregate of 22,500 shares of its common stock to such parties: 11,250 to each of Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners, Ltd., promptly after execution of the Amendment by such parties. The shares issued pursuant to this Section 1 shall be deemed to be "Registrable Securities" under the Registration Rights Agreement dated as of August 31, 2005. Unless instructed in writing by a Purchaser to the contrary, the Purchaser's shares relating to such Purchaser shall be included on the second Registration Statement filed relating to the Registrable Securities (as defined in the Rights Agreement) and have priority over such Purchaser's registration of shares underlying the long term warrants issued by the Company to such Purchaser, provided that such inclusion shall not increase such Purchaser's pro-rata allocation of registration rights as set forth in Section 7 of the Amendment.

     2. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

     3. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                  THE COMPANY:
                                  -----------


                                  INTRAOP MEDICAL CORPORATION


                                  By:    /s/ Donald A. Goer
                                      ------------------------------------------
                                      Name: Donald A. Goer
                                      Title: President & CEO


                                  THE PURCHASERS:
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                                  REGENMACHER HOLDINGS, LTD.

                                  By:   /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: President, CTI Cap. Mgmt.
                                              Agent


                                  ABS SOS-PLUS PARTNERS LTD.

                                  By:    /s/ Jonathan Knight
                                      ------------------------------------------
                                      Name: Jonathan Knight
                                      Title: President, CTI Cap. Mgmt.
                                              Agent



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